                                 Exhibit 10(a)


                           UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                              CECO FILTERS, INC.


         The undersigned, being all of the members of the Board of Directors of CECO FILTERS, INC., a Delaware Corporation (the "Corporation"), do hereby consent in writing, without a meeting, pursuant to the authority of Section 141(f) of the Delaware General Corporation Law, to the adoption of the following resolutions:

                  WHEREAS, the Corporation has decided to issue Incentive Compensation Awards (the "Awards") to employees in recognition of their contribution to the Corporation's improved performance in 1996; and

                  WHEREAS, the Awards shall be given out in the form of CECO Environmental Corporation ("CECO") common stock, such Awards to be issued from the Corporation's holdings of CECO;

                  NOW, THEREFORE, BE IT RESOLVED, that the Corporation be, and hereby is, authorized to direct CECO to issue stock certificates bearing a restriction legend, which legend cannot be removed earlier than December 31, 1997, to the following employees for the number of shares opposite their respective names:




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





           ------------------------------- ------------------------------
           NAME OF EMPLOYEE                              NUMBER OF SHARES
           ------------------------------- ------------------------------
           Joseph C. Dunbar                                        1,000
           ------------------------------- ------------------------------
           Richard P. Brookman                                     1,500
           ------------------------------- ------------------------------
           Matthew A. Lee                                            500
           ------------------------------- ------------------------------
           John J. Hughes                                            750
           ------------------------------- ------------------------------
           Mary R. Keenan                                          1,000
           ------------------------------- ------------------------------
           Joyce R. Cunningham                                     1,500
           ------------------------------- ------------------------------
           Marie C. Moore                                          1,000
           ------------------------------- ------------------------------
           Jeanette L. Mestichelli                                   600
           ------------------------------- ------------------------------
           Barry C. Rappaport                                        500
           ------------------------------- ------------------------------
           Patricia E. Watton                                        250
           ------------------------------- ------------------------------
           Gloria C. Joaquin                                       2,500
           ------------------------------- ------------------------------
           Edward J. Falkowski                                     2,500
           ------------------------------- ------------------------------
           Thaddeus R. Kiska                                       1,500
           ------------------------------- ------------------------------
           Donna M. Kerwin                                           500
           ------------------------------- ------------------------------
           Anthony J. Coscia                                         250
           ------------------------------- ------------------------------
           Cynthia L. Simmons                                        100
           ------------------------------- ------------------------------
           Michael F. Garybush                                       150
           ------------------------------- ------------------------------
           Glen K. Booker                                            100
           ------------------------------- ------------------------------
           Noel T. Booker                                            100
           ------------------------------- ------------------------------
           David A. Hanson                                           100
           ------------------------------- ------------------------------
           Joseph C. Lindsey                                         100
           ------------------------------- ------------------------------
           Herbert Metzger                                           100
           ------------------------------- ------------------------------
           Kinh T. Pham                                              100
           ------------------------------- ------------------------------
           John W. Snyder                                            100
           ------------------------------- ------------------------------
           David M. Slivinski                                        250
           ------------------------------- ------------------------------
           Kenneth R. Robare                                         300
           ------------------------------- ------------------------------
           Manuel Valadao                                            225
           ------------------------------- -----------------------------
           Andre Faria                                               225
           ------------------------------- ------------------------------

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


                  FURTHER RESOLVED, that the appropriate officers of the Corporation, be, and hereby are, authorized to take any and all actions necessary to effectuate the foregoing resolutions.

Dated:  December 31, 1996




/s/ Phillip DeZwirek                /s/Steven I. Taub
------------------------            ------------------------
Phillip DeZwirek                    Steven I. Taub





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